Exhibit 99.1

NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joseph Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

ASHFORD HOSPITALITY TRUST ANNOUNCES

ADDITIONAL ASSET SALES

DALLAS – June 3, 2024 – Ashford Hospitality Trust, Inc. (NYSE: AHT) (“Ashford Trust” or the “Company”) today announced that it has closed on the sale of the 90-room Courtyard located in Manchester, Connecticut for $8.0 million. The property was encumbered with a mortgage loan that had an outstanding balance of approximately $5.6 million. All remaining proceeds from the sale will be used for general corporate purposes, including the pay down of the Company’s strategic financing.

The Company also announced that it has signed a definitive agreement to sell the 193-room One Ocean Resort located in Atlantic Beach, Florida for $87.0 million ($451,000 per key). The sale is expected to be completed in June and is subject to normal closing conditions. The Company provides no assurances that the sale will be completed on these terms or at all. All proceeds from the planned sale are expected to be used for general corporate purposes, including the pay down of the Company’s strategic financing.

“We are pleased to announce the sale of the Courtyard Manchester and the planned sale of the One Ocean Resort,” commented Rob Hays, Ashford Trust’s President and Chief Executive Officer. “We have made significant progress on our deleveraging plan, and the remaining balance on our strategic financing is currently $102 million. We continue to have several assets in the market at various stages of the sales process and look forward to providing more updates in the coming weeks.”

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Ashford Hospitality Trust is a real estate investment trust (REIT) focused on investing predominantly in upper upscale, full-service hotels.

Forward-Looking Statements

Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” “could,” “plan,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside of Ashford Trust’s control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: our ability to complete the sale of One Ocean Resort on the terms currently anticipated or at all; our ability to raise sufficient capital to pay off our strategic financing; our ability to repay, refinance, or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Ashford Trust’s filings with the Securities and Exchange Commission.

The forward-looking statements included in this press release are made only as of the date of this press release. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider these risks when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.

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